SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material pursuant to Rule 14a-12

                           FloridaFirst Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------


  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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
                     [FloridaFirst Bancorp, Inc. letterhead]










December 21, 2001

Dear Stockholder:

         On behalf of the Board of Directors and management of FloridaFirst Bancorp, Inc. (the "Company"), I invite you to attend the Annual Meeting of Stockholders of the Company to be held at 205 East Orange Street, Lakeland, Florida, on Tuesday, January 29, 2002, at 8:30 a.m., Eastern Time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Hacker, Johnson & Smith PA, certified public accountants, will be present to respond to stockholder questions.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

                                           Sincerely,


                                           /s/Gregory C. Wilkes
                                           -------------------------------------
                                           Gregory C. Wilkes
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
                                 (863) 688-6811
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 29, 2002
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FloridaFirst Bancorp, Inc. (the "Company"), will be held at 205 East Orange Street, Lakeland, Florida, on Tuesday, January 29, 2002, at 8:30 a.m., Eastern Time, for the following purposes:

I.   To elect four directors of the Company;
II.  The ratification of the FloridaFirst Bancorp, Inc. 2002 Stock Option Plan;
III. The ratification of the FloridaFirst Bank 2002 Restricted Stock Plan;
IV.  The ratification of the FloridaFirst Bancorp, Inc. 1999 Stock Option Plan;
V.   The ratification of the FloridaFirst Bank 1999 Restricted Stock Plan; and
VI. To ratify the appointment of Hacker, Johnson & Smith PA as independent public accountants of the Company for the fiscal year ending September 30, 2002;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on December 10, 2001, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2001 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Kerry P. Charlet
                                              ----------------------------------
                                              Kerry P. Charlet
                                              Secretary


Lakeland, Florida
December 21, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 29, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FloridaFirst Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at 205 East Orange Street, Lakeland, Florida, on Tuesday, January 29, 2002, at 8:30 a.m., Eastern Time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 21, 2001.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal I, (b) FOR Proposal II (the ratification of the FloridaFirst Bancorp, Inc. 2002 Stock Option Plan (the "2002 Option Plan")); (c) FOR Proposal III (the ratification of the FloridaFirst Bank 2002 Restricted Stock Plan (the "2002 RSP")); (d) FOR Proposal IV (the ratification of the FloridaFirst Bancorp, Inc. 1999 Stock Option Plan (the "1999 Option Plan")); (e) FOR Proposal V (the ratification of the FloridaFirst Bank 1999 Restricted Stock Plan (the "1999 RSP")); (f) FOR Proposal VI (the ratification of independent public accountants)); and (g) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Kerry P. Charlet, at 205 East Orange Street, Lakeland, Florida 33801-4611) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         The ratification of the 2002 Option Plan provides for authorizing the issuance of an additional 314,795 shares of common stock of the Company upon the exercise of stock options to be awarded to officers, directors, key employees and other persons providing services to the Company or any present or future parent or subsidiary of the Company from time to time. The ratification of the 2002 RSP provides for authorization to issue up to an additional 125,918 shares of common stock upon awards to personnel of experience and ability in key positions of responsibility with FloridaFirst Bank (the "Bank") from time to time. At the present time, the Bank intends to acquire such common stock for the 2002 RSP purposes through open-market purchases. The RSP has the authority, however, to buy such common stock directly from the Company. Ratification of the 2002 Option Plan and the 2002 RSP may be deemed to have certain anti-takeover effects with regard to the Company. See "Proposal II - Ratification of the 2002 Option Plan - Effect of Mergers, Change of Control and Other Adjustments, and -Possible Dilutive Effects of the 2002 Option Plan" and "Proposal III - Ratification of the 2002 RSP - Possible Dilutive Effects of the 2002 RSP."

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on December 10, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 5,486,850 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The articles of incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his affiliates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors, without regard to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         With respect to Proposal II, Ratification of the 2002 Option Plan, Proposal III, Ratification of the 2002 RSP, Proposal IV, Ratification of the 1999 Option Plan, and Proposal V, Ratification of the 1999 RSP, such matters shall be determined by an affirmative vote of a majority of total votes cast on the matter. Broker Non-Votes will have no impact on the outcome of the vote on such matters and proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" such matters.

         With respect to all other matters that may properly come before the Meeting, including Proposal VI, ratification of the independent public accountants, a shareholder may check the appropriate box to: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively on such matter, without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock as of the record date.

                                                                 Percent of Shares of
                                       Amount and Nature of          Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership       Outstanding (%)
------------------------------------    --------------------       ---------------
FloridaFirst Bank Employee Stock                 475,086(1)              8.66
Ownership Plan ("ESOP")
205 East Orange Street
Lakeland, Florida

Wellington Management Company, LLP               300,000(2)              5.47
75 State Street
Boston, MA 02109

Thomson Horstmann & Bryant, Inc.                 295,607(3)              5.39
Park 80 West
Plaza Two
Saddle Brook, NJ 07663

-------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually as the ESOP debt is repaid. The board of directors of FloridaFirst Bank has appointed a committee consisting of non-employee directors Llewellyn N. Belcourt, J. Larry Durrence, Stephen A. Moore, Jr., Nis H. Nissen, III, Arthur J. Rowbotham and G.F. Zimmermann, III to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 67,086 shares have been allocated under the ESOP to participant accounts.
(2) Pursuant to a Schedule 13G dated December 31, 2000 by Wellington Management Company, LLP ("WMC"). WMC has shared voting power with respect to 58,000 shares and shared dispositive power with respect to 300,000 shares.
(3) Pursuant to a Schedule 13G dated February 5, 2001 by Thomson Horstmann & Bryant, Inc. ("TH&B"). TH&B has sole voting power with respect to 98,407 shares and sole dispositive power with respect to 295,067 shares.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2001 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of FloridaFirst Bank (the "Bank"). Four directors will be elected at the Meeting.

         Llewellyn N. Belcourt, Gregory C. Wilkes and G.F. Zimmermann, III have been nominated by the Board of Directors for a term of three years and Arthur J. Rowbotham has been nominated for a one year term (collectively, the "Nominees"). The Nominees currently serve as directors of the Company. The Nominees will serve for their respective terms or until his successor has been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the record date.

                                                                        Shares of Common Stock
                                        Year First        Current            Beneficially
                                        Elected or        Term to             Owned as of           Percent of
Name                       Age(1)      Appointed(2)       Expire        December 10, 2001(3)(4)      Class(%)
----                       ------      ------------       ------        -----------------------      --------
                                BOARD NOMINEE FOR TERM TO EXPIRE IN 2002

Arthur J. Rowbotham          53            2001            2001                    200(5)(6)             *
                               BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004
Llewellyn N. Belcourt        69            1989            2002                 10,404(5)(6)             *
Gregory C. Wilkes            53            1995            2001                 86,330                  1.55
G. F. Zimmermann, III        57            1993            2001                 18,756(5)(6)             *

                                     DIRECTORS CONTINUING IN OFFICE
J. Larry Durrence            62            2000            2002                    606(5)(6)             *
Stephen A. Moore, Jr.        59            1998            2003                 55,142(5)(6)             *
Nis H. Nissen, III           60            1996            2003                 44,174(5)(6)             *

                            CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Don A. Burdett               56                                                 13,245                   *
Kerry P. Charlet             48                                                 50,070                   *
William H. Cloyd             44                                                 21,968                   *
All directors and named
executive officers of the
Company as a group
  (11 persons)                                                                 315,498                  5.67

-----------------
(1)  As of September 30, 2001.
(2) All directors, except Mr. Rowbotham, became directors of the Company on July 26, 2000.
(3) Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options under the 1999 Option Plan within 60 days of the record date: Llewellyn N. Belcourt - 4,458, Gregory C. Wilkes - 26,332, G. F. Zimmermann, III - 2,229, Stephen A. Moore, Jr. - 4,458, Nis
     H. Nissen, III - 4,458, Don A. Burdett - 7,224, Kerry P. Charlet - 13,418 and William H. Cloyd - 10,322. Messrs. Rowbotham and Durrence shares include no shares that can be acquired through the exercise of stock options. See "Director and Executive Officer Compensation - Director Compensation."
(4) Excludes proposed stock options to purchase shares of Common Stock under the 2002 Stock Option Plan, the granting of which is subject to stockholder ratification and are not exercisable within 60 days of the record date.
(5) Excludes 475,086 shares under the ESOP for which such individuals exercise shared voting and investment power with respect to such shares as an ESOP trustee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(6) Excludes 58,257 1999 RSP shares which were previously awarded but subject to forfeiture for which such individuals exercise shared voting and investment power with respect to such shares as a member of the 1999 RSP committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
*    Less than 1% of the Common Stock outstanding.

Biographical Information

         The business experience of each nominee for director, director and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

Nominees for Director:

         Arthur J. Rowbotham is an attorney and is President of Hall Communications, Inc., a company which operates four radio stations in Lakeland, Florida, which he has been with since 1977 as a director and since 1983 as
General Manager. He currently serves as a director for Cross Country Communications, LLC, Imperial Symphony Orchestra Advisory Board, City of Lakeland Civil Service Board, City of Lakeland Pension Board, and Florida Association of Broadcasters. He is a member of the Broadcasters' Foundation and the Lakeland Regional Medical Center Community Counselor.

         Llewellyn N. Belcourt is a stockholder, Director and Vice President of Carter, Belcourt & Atkinson, P.A., an accounting firm located in Lakeland, Florida. He is Treasurer and a Board member of the Community Foundation of Greater Lakeland and Finance Committee Chairman and a Board member of the Lakeland Regional Medical Center Foundation.

         Gregory C. Wilkes has been FloridaFirst Bank's President, Director and Chief Executive Officer since 1995. From 1990 to 1995, Mr. Wilkes was employed by Home Federal Savings Bank in Rome, Georgia, where he served as President, Director and Chief Executive Officer. He is the Past Chairman of the Lakeland Chamber of Commerce and also serves as a board member for the Lakeland Chamber of Commerce, Lakeland Rotary Club, Polk Theatre, the YMCA, the Salvation Army, the Florida Southern College President's Council, and the Lakeland Regional Hospital Foundation. In addition, Mr. Wilkes is the elected director for the State of Florida for the Federal Home Loan Bank of Atlanta and is a member of the board of the Florida Bankers Association and board and faculty member of the Florida School of Banking.

         G. F. Zimmermann, III is President and majority stockholder of Zimmermann Associates, Inc., a building design firm located in Lakeland, Florida, which he has been with since 1974. He has been active with the Salvation Army, the Kiwanis Club of Lakeland, the Lakeland Kiwanis Foundation and the Chamber of Commerce. He also has served as a member of the Habitat for Humanity Board of Directors, the City of Lakeland Civil Service Board, the Pension Board, the Arbitration Board and the Lakeland Regional Medical Center Community Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         J. Larry Durrence is President of Polk Community College, a state institution with campuses in Lakeland and Winter Haven, Florida. He was an executive manager in the Florida Department of Revenue from late 1992 to early 1998, and prior to that was in higher education. He was also a City Commissioner and Mayor of Lakeland, 1981-1989. He currently serves on the boards of United Way of Central Florida, Lakeland Chamber of Commerce, Polk Economic Education Council, Polk Workforce Development Board, Volunteers in Service to the Elderly (Advisory), and the Board of Governors of Polk Museum of Art. He serves on the Commission on Economic and Workforce Development for the American Association of Community Colleges and is a graduate of the AACC President's Academy.

         Stephen A. Moore, Jr. is President, Chief Executive Officer and a Director of Moore Business Service, Inc., an accounting firm and major franchisee for H&R Block in central Florida with corporate offices in Lakeland, Florida. He has been with Moore Business Service, Inc. since 1974. Mr. Moore is a member and Past President of the Lakeland Rotary Club. He has been active as a board member of the Polk Community College Foundation, as an officer and board member of the Central Florida Speech and Hearing Center, as a board member and Past President of Goodwill Industries, Heart of Florida, Inc., as a board member of the Lakeland Area Chamber of Commerce and as a member of the Lakeland Regional Medical Center Community Counselor program.

         Nis H. Nissen, III is President and Chief Executive Officer of Nissen Advertising, Inc., an advertising and public relations firm located in Lakeland, Florida that he has been affiliated with since 1971. He also is a member of the Rotary Club, a Director of the Central Florida Speech & Hearing Center, a Director of Crimestoppers of Polk County, Vice Chairman of the Public Information Committee, Community Foundation of Lakeland, a member of the Fine Arts Council of the Florida Southern Foundation of Lakeland, and a member of the Board of Governors of Florida Southern College.

Named Executive Officers Who Are Not Directors

         Don A. Burdett, has been Senior Vice President of Retail Banking of FloridaFirst Bank since November 1998. Prior to joining FloridaFirst Bank, Mr. Burdett served as a market executive and held various sales management positions at Barnett Bank from 1979 to 1998.

         Kerry P. Charlet has been Chief Financial and Operations Officer of FloridaFirst Bank since March 1998. Prior to joining FloridaFirst Bank, Mr. Charlet served in various positions from 1986 to 1994 at Florida Bank, FSB, including Executive Vice President and Chief Financial Officer. He was also employed by AmSouth Bank of Florida from 1995 to 1998, where he served as Senior Vice President and Chief Financial Officer. Mr. Charlet has also served as an officer and committee chairman for the Gator Bowl Association, Chairman of Payment Systems Network, and president and board member of various youth basketball organizations.

         William H. Cloyd has been Chief Lending Officer of FloridaFirst Bank since January 1998. Previously, Mr. Cloyd was Senior Vice President of Sun Trust Bank Mid-Florida, N.A. He has also been active with the United Way, the North Lakeland Rotary Club, the Lakeland Chamber of Commerce, and has served as Chairman of the Lakeland Downtown Development Authority.

Certain Other Executive Officers Who Are Not Directors

         Marion L. Moore, 61, has been Senior Vice President of Deposit Operations of FloridaFirst Bank since 1984. He has also been active with the Rotary Club, the Boy Scouts of America, the Lakeland Chamber of Commerce and the Winter Haven Chamber of Commerce.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the fiscal year ended September 30, 2001, the Board of Directors held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the fiscal year ended September 30, 2001. In addition to other committees, as of September 30, 2001, the Company had a Nominating Committee, an Executive Committee, which acts as the Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors. The Nominating Committee, which is not a standing committee, met once during the fiscal year ended September 30, 2001. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days after the end of the Company's fiscal year end. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation.

         The Executive (Compensation) Committee currently consists of Directors Belcourt, Moore, Nissen and Zimmermann. This standing committee meets annually to review the compensation of the chief executive officer. Subsequent to the fiscal year ended September 30, 2001, the Committee met once.

         The Audit Committee consists of Directors Belcourt, Durrence, Moore and Zimmermann. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for Nasdaq National Market issuers. The Board of Directors has adopted a written audit committee charter. The Audit Committee is a standing committee and reports to the Board of Directors. Its primary function is to assist the board in fulfilling its responsibility to stockholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Audit Committee met four times during the 2001 fiscal year.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statements for the year ended September 30, 2001 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with Hacker, Johnson & Smith PA ("Hacker, Johnson & Smith"), the Company's independent public accountant, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letters from Hacker, Johnson & Smith required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Hacker, Johnson & Smith its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, for filing with the Securities and Exchange Commission.

         Audit Committee:

         Llewellyn N. Belcourt, Chairman
         J. Larry Durrence
         Stephen A. Moore, Jr.
         G. F. Zimmermann, III

Audit Fees

         The aggregate fees billed by Hacker, Johnson & Smith, for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2001, 2000 and 1999 fiscal years and the reviews of the financial statements included in the Company's Forms 10-Q were $70,000. See also "Proposal VI - Ratification of Independent Public Accountants."

Financial Information Systems Design and Implementation Fees

         For the 2001 fiscal year, Hacker, Johnson & Smith performed no services in regard to financial information systems design and implementation.

All Other Fees

         Other than audit fees, there were no other fees billed by Hacker, Johnson & Smith for the 2001 fiscal year.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         During the fiscal year ended September 30, 2001, each director was paid a fee of $1,000 for each board meeting attended. The chairman of the board receives an additional $1,500 fee for each board meeting. Each non-management director was paid $200 for each committee meeting attended. The total fees paid to the directors for the fiscal year ended September 30, 2001 were approximately $139,000.

         In addition, the Bank maintains a Directors Consultant and Retirement Plan. If a director agrees to become a consulting director to our Board after retirement and completion of at least 10 years of service, he will receive a monthly payment equal to the Board fee in effect at the date of retirement, currently $1,000 per month, for a period of 120 months. Benefits under such plan will begin after a director's retirement. If there is a change in control, all directors will be presumed to have completed not less than 10 years of service, and each director will receive a lump sum payment equal to the present value of future benefits payable. During the fiscal year ended September 30, 2001, $24,000 was paid to former directors under the plan.

         Under the 1999 Option Plan, each non-employee director, except Messrs. Durrence and Rowbotham, was previously granted 11,146 options to purchase shares of Common Stock at $8.24 per share. Under the 1999 RSP, each non-employee director, except Messrs. Durrence and Rowbotham, was previously awarded 4,783 shares of Common Stock. Option shares and RSP shares are exercisable at the rate of 20% per year commencing on October 19, 2000. Under the 1999 Option Plan and 1999 RSP, Mr. Wilkes received 65,832 options and 27,905 RSP shares. In accordance with the 1999 RSP, dividends are paid on shares awarded or held in the 1999 RSP.

         2002 Option Plan. The Board of Directors of the Company has adopted the 2002 Option Plan for the benefit of its Directors, officers, and key employees. The 2002 Option Plan is subject to stockholder ratification. See "Proposal II-- Ratification of the 2002 Option Plan" for a summary of the Plan. The Plan is included as Appendix A.

         Restricted Stock Plan. The Board of Directors of the Company has adopted a 2002 RSP for the benefit of personnel of experience and ability in key positions of responsibility with the Bank. The 2002 RSP is subject to stockholder ratification. See "Proposal III -- Ratification of the 2002 RSP" for a summary of the RSP. The Plan is included as Appendix B.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned, for services rendered by the named executive officers of the Company for each of the three years ended September 30, 2001. No other executive officer of the Company or Bank had a combined salary and bonus that exceeded $100,000.

                                                                              Long-Term Compensation
                                               Annual Compensation                     Awards
                                       ------------------------------------  -----------------------------
                                                                               Restricted      Securities
Name and                     Fiscal                          Other Annual        Stock         Underlying        All Other
Principal Position            Year     Salary($)  Bonus($)  Compensation($)  Awards(s)($)(1)   Options#(2)    Compensation($)
------------------            ----     ---------  --------  ---------------  ---------------   -----------    ---------------
Gregory C. Wilkes,            2001     229,277         -            13,000             -             -             78,622(3)
President and                 2000     201,440         -            13,000       229,823        65,832             79,608
Chief Executive               1999     185,400     3,875            13,000             -             -            106,849
Officer

Don A. Burdett                2001     106,750     7,500                 -             -             -             12,780(4)
Senior Vice President         2000      98,750    10,000                 -        85,000        18,061              2,963
                              1999      67,313         -                 -             -             -                570

Kerry P. Charlet,             2001     139,076    10,000                 -             -             -             49,129(5)
Senior Vice President         2000     127,370    10,000                 -       153,000        33,543             50,628
and Chief Financial           1999     113,125    22,838                 -             -             -             27,986
Officer

William H. Cloyd,             2001     129,508     7,500                 -             -             -             47,816(6)
Senior Vice President         2000     113,500     5,000                 -       127,500        25,802             47,221
and Chief Lending             1999     102,500    11,659                 -             -             -             27,412
Officer

---------------
(1) For Messrs. Wilkes, Burdett, Charlet and Cloyd represents awards of 27,905, 10,320, 18,577 and 15,481 shares of Common Stock, respectively, under the 1999 RSP as of October 19, 1999 on which date the market price of such stock was $8.24 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on October 19, 2000. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. Based upon a market price of $16.71 per share as of September 30, 2001, such unvested shares for Messrs. Wilkes, Burdett, Charlet and Cloyd had a market value of $373,000, $138,000, $248,000 and $207,000, respectively.
(2) Such awards under the 1999 Option Plan are first exercisable at the rate of 20% per year commencing on October 19, 2000. See "-- Stock Awards".
(3) Includes $59,000 related to an accrual under the supplemental executive retirement plan; 1,423 shares of Common Stock allocated under the ESOP at a cost basis of $10.00 per share (such shares had an aggregate market value at September 30, 2001 of $23,778); and $5,392 in Company matching funds in the 401(k) retirement plan.

(Footnotes continued on next page)

(4) Includes 858 shares of Common Stock allocated under the ESOP at a cost basis of $10.00 per share (such shares had an aggregate market value at September 30, 2001 of $14,337); and $4,200 in Company matching funds in the 401(k) retirement plan.
(5) Includes $33,000 related to an accrual under the supplemental executive retirement plan; 1,185 shares of Common Stock allocated under the ESOP at a cost basis of $10.00 per share (such shares had an aggregate market value at September 30, 2001 of $19,801); and $4,279 in Company matching funds in the 401(k) retirement plan.
(6) Includes $33,000 related to an accrual under the supplemental executive retirement plan; approximately 1,053 shares of Common Stock scheduled to be allocated under the ESOP at a cost basis of $10.00 per share (such shares had an aggregate market value at September 30, 2001 of $17,595); and $4,286 in Company matching funds in the 401(k) retirement plan.

Compensation Committee Interlocks and Insider Participation

         The Executive (Compensation) Committee of the Company during the fiscal year ended September 30, 2001 consisted of Directors Belcourt, Moore, Nissen and Zimmermann. From time to time, the Company makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

         No member of the Committee is, or was during fiscal 2001, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during fiscal 2001, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

2001 Report of the Compensation Committee on Executive Compensation

         The Company's Executive (Compensation) Committee reviews compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Company's market areas, including institutions with total assets of between $500 million and $1 billion. Although the Compensation Committee does not specifically set compensation levels for the chief executive officer based on whether particular financial goals have been achieved by the Company, the Compensation Committee does consider the overall profitability of the Company when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the chief executive officer of the Company:

          o to provide motivation for the chief executive officer to enhance stockholder value by linking compensation to the future value of the Company's stock;
          o to retain the chief executive officer who has led the Company and Bank to build its existing market franchise and to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and
          o to maintain reasonable fixed compensation costs by targeting the base salary at a competitive average.

         During the year ended September 30, 2001, Gregory C. Wilkes, President and CEO received a base salary of $225,000 in recognition of his continued leadership in the management of the Company and the Bank. The Compensation Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Florida and surrounding Southeastern states with assets of between $500 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

Compensation Committee:

         Llewellyn N. Belcourt
         Stephen A. Moore, Jr.
         Nis H. Nissen, III, Chairman
         G. F. Zimmermann, III

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in fiscal 2000 to the named executive officers and held by them as of September 30, 2001. The Company has not granted to the named executive officers any stock appreciation rights.

                                               OPTION EXERCISES AND YEAR END VALUE TABLE

                               Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Value
                               ------------------------------------------------------------------------

                                                                      Number of Securities                 Value of Unexercised
                                                                     Underlying Unexercised                    In-The-Money
                                                                      Options at FY-End(#)               Options at FY-End($)(1)
                                                                      --------------------               -----------------------
                           Shares Acquired          Value
Name                        on Exercise(#)       Realized($)        Exercisable/Unexercisable           Exercisable/Unexercisable
----                        --------------       -----------        -------------------------           -------------------------
Gregory C. Wilkes                 --                 --                  13,166 / 52,666                     111,600 / 446,300
Don A. Burdett                    --                 --                   3,612 / 14,449                      30,600 / 122,400
Kerry P. Charlet                  --                 --                   6,709 / 26,834                      56,900 / 227,400
William H. Cloyd                  --                 --                   5,160 / 20,642                      43,700 / 174,900

-------------
(1) Information is based on the exercise price of $8.24 and the closing price on September 30, 2001 of $16.71.

Other Benefits

         Employment Agreements. The Bank has entered into separate employment agreements with Messrs. Wilkes, Burdett, Charlet and Cloyd. Messrs. Wilkes' and Charlet's employment agreements have a term of three years, while Messrs. Burdett's and Cloyd's agreement have a term of two years. The agreements may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates any of these three individuals without just cause, they will be entitled to a continuation of their salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that after Messrs. Wilkes', Burdett's, Charlet's or Cloyd's employment is terminated in connection with any change in control, the individual will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. In the event of a change in control as of September 30, 2001, Messrs. Wilkes, Burdett, Charlet and Cloyd would have received approximately $601,000, $303,000, $463,000 and $404,000, respectively.

         Supplemental Executive Retirement Plan. The Bank has implemented a supplemental executive retirement plan for the benefit of Messrs. Wilkes, Charlet and Cloyd. The supplemental executive retirement plan will provide benefits at age 65 that would be comparable to approximately 83% of the benefits that would have accrued under the terminated pension plan after retirement at age 65. If a participant terminates employment prior to age 65, then the target retirement benefits will be reduced. The accumulated deferred compensation account for each participant will be payable to such participant at anytime following termination of employment after attainment of age 55, the death or disability of the participant, or termination of employment following a change in control of the Bank whereby the Bank or its parent company is not the resulting entity. As of the fiscal year ended September 30, 2001, Messrs. Wilkes, Charlet and Cloyd had aggregate benefit accruals under the supplemental executive retirement plan of approximately $170,000, $95,000, and $95,000, respectively, and such benefits for the individuals were not vested.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on April 7, 1999 (the date the Common Stock was first traded in the mutual holding company form of organization), and the reinvestment of dividends as paid. The graph provides comparison at the end of each fiscal year. On December 22, 2000, FloridaFirst Bancorp, the predecessor Company, completed its reorganization from the mutual holding company form of organization to a full stock company. The graph reflects the price of the stock prior to the reorganization and subsequent to the reorganization. At December 22, 2000, the graph includes adjustments to reflect the exchange ratio in the reorganization. Prior to the reorganization, the common stock of FloridaFirst Bancorp was also traded on the Nasdaq National Market under the stock symbol "FFBK" and the Common Stock of the Company continues to trade under the same stock symbol.

                               [GRAPHIC OMITTED]

                                     04/07/99($)       09/30/99($)      09/30/00($)       12/22/00($)       9/30/01($)
--------------------------------  ----------------  ---------------- ----------------  ----------------  ---------------
FloridaFirst Bancorp, Inc.               100              106              156               165               226
CRSP Nasdaq U.S. Index                   100              108              144                98               58
CRSP Nasdaq Bank Index                   100               98              105               113               109
--------------------------------  ----------------  ---------------- ----------------  ----------------  ---------------

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF THE 2002 OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the 2002 Option Plan. The 2002 Option Plan is subject to ratification by the Company's stockholders. Pursuant to the 2002 Option Plan, up to 314,795 shares of Common Stock (equal to 5.7% of total shares of Common Stock currently outstanding), are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, employees, and other persons from time to time. The purpose of the 2002 Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, employees and other persons to promote the success of the business of the Company and the Bank. The 2002 Option Plan, which shall become effective upon the date of stockholder ratification ("2002 Plan Effective Date"), provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the 2002 Option Plan is qualified in its entirety by reference to the complete provisions of the 2002 Option Plan which is attached hereto as Appendix A.

         The 2002 Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "2002 Option Committee"). Members of the 2002 Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The 2002 Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon
several  factors   including  prior  and  anticipated   future  job  duties  and
responsibilities, job performance, the Company's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the 2002 Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the 2002 Option Committee.

         Officers, directors, employees and other persons who are designated by the 2002 Option Committee will be eligible to receive, at no cost to them, options under the 2002 Option Plan (the "2002 Optionees"). Each option granted pursuant to the 2002 Option Plan shall be evidenced by an instrument in such form as the 2002 Option Committee shall from time to time approve. It is anticipated that options granted under the 2002 Option Plan will constitute either Incentive Stock Options or Non-Incentive Stock Options. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 2002 Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to 2002 Optionees upon the exercise of those options.

         Shares issuable under the 2002 Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 2002 Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 2002 Option Plan shall continue in effect for a term of ten years from the 2002 Plan Effective Date.

Stock Options

         The 2002 Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if a 2002 Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the 2002 Option Committee at the time of the award. In the event of the disability or death of a 2002 Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the 2002 Optionee immediately prior to the 2002 Optionee's disability or death but only if, and to the extent that, the 2002 Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of a 2002 Optionee's termination of employment or service, disability, or death shall be such terms as the 2002 Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         The exercise price for the purchase of Common Stock subject to an option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the option on the date of grant of such option. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an option, then the exercise price per share of the option shall be not less than the mean between the last bid and ask price on the date the option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the 2002 Option Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an the option, then the exercise price per share of the option shall be not less than the average of the highest and lowest selling price of the Common Stock on such exchange on the date such option is granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The 2002 Option Committee may impose additional conditions upon the right of a 2002 Optionee to exercise any option granted hereunder which are not inconsistent with the terms of the 2002 Option Plan or the requirements for qualification as an Incentive Stock Option, if such option is intended to qualify as an Incentive Stock Option.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no 2002 Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such 2002 Optionee. Upon the exercise of an option by a 2002 Optionee (or the 2002 Optionee's personal representative), the 2002 Option Committee, in its sole and absolute discretion, may make a cash payment to the 2002 Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. Such cash payment shall not be made in the event that such transaction would result in liability to the 2002 Optionee and the Company under Section 16(b) of the 1934 Act or any related regulations promulgated thereunder.

         The 2002 Option Plan provides that the Board of Directors of the Company may authorize the 2002 Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the 2002 Optionee any right or benefit which could not be conferred on the 2002 Optionee by the grant of a new option at such time, and shall not materially decrease the 2002 Optionee's benefits under the option without the 2002 Optionee's consent, except as otherwise provided under the 2002 Option Plan.

Awards Under the 2002 Option Plan

         The Board or the 2002 Option Committee shall from time to time determine the officers, directors, employees and other persons who shall be granted options under the 2002 Option Plan, the number of options to be granted to any individual, and whether the options granted will be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting 2002 Optionees and in determining the number of options to be granted, the Board or the 2002 Option Committee may consider the nature of the services rendered by each such individual, each individual's current and potential contribution to the Company and such other factors as may be deemed relevant. The 2002 Optionees may, if otherwise eligible, be granted additional options. In no event shall options be granted under the 2002 Option Plan to any individual exceeding 25% of the total number of available shares of Common Stock under the 2002 Option Plan.

         Pursuant to the terms of the 2002 Option Plan, Non-Incentive Stock Options to purchase up to 15,750 shares of Common Stock will be granted to each non-employee director of the Company, as of the 2002 Plan Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee directors within the sole discretion of the 2002 Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. The options granted to non-employee directors on the 2002 Plan Effective Date will be first exercisable on September 30, 2002 at the rate of 331/3% and 331/3% annually thereafter, during such period of service as a director or a director emeritus. Such options granted to non-employee directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such options shall be deemed immediately 100% exercisable for their remaining term. All outstanding options become immediately exercisable in the event of a Change in Control (as defined in the 2002 Option Plan) of the Company or the Bank.

         The table below presents information related to stock option awards anticipated to be awarded upon stockholder ratification of the 2002 Option Plan.

                                NEW PLAN BENEFIT
                                2002 OPTION PLAN
                                ----------------
                                                                  Number of Options
Name and Position                                Dollar Value (1)  to be Granted
-----------------                                ----------------  -------------
Gregory C. Wilkes, President,
  CEO and Director (5)..........................        N/A             60,000(2)
Don A. Burdett, Senior Vice President...........        N/A             25,000(2)
Kerry P. Charlet, Senior Vice President and
  Chief Financial Officer.......................        N/A             30,000(2)
William H. Cloyd, Senior Vice President
  and Senior Lending Officer....................        N/A             25,000(2)
Arthur J. Rowbotham, Director (5)...............        N/A             15,750(3)
Llewellyn N. Belcourt, Director (5).............        N/A             15,750(3)
G.F. Zimmermann, III, Director (5)..............        N/A             15,750(3)
Executive Group (5 persons).....................        N/A            145,000(2)
Non-Executive Director Group
 (6 persons)....................................        N/A             94,500(3)
Non-Executive Officer Employee Group
(40 persons) ...................................        N/A             75,000(4)


---------------
(1) The exercise price of such options shall be equal to the fair market value of the Common Stock on the date of stockholder ratification of the 2002 Option Plan. Accordingly, the dollar value of the options was not determinable at the time of mailing this proxy statement. On December 10, 2001, the closing market price of the Common Stock on the Nasdaq National Market was $16.24 per share.
(2)  Options  awarded to  executive  officers  will be  exercisable  as follows:
     Options awarded at the time of stockholder approval are first exercisable at the rate of 331/3% on the September 30, 2002 and 331/3% annually thereafter during periods of continued service as an employee, director or director emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a Change in Control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, director or director emeritus.
(3) Options awarded to directors are first exercisable at a rate of 331/3% on September 30, 2002 and 331/3% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, or a Change in Control of the Company or the Bank, such awards shall be 100% exercisable.
(4)  Options  generally will be exercisable as follows unless  otherwise  noted:
     20% on September 30, 2002 and 20% annually thereafter. Such awards shall be 100% exercisable in the event of death, disability, or upon a Change in Control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee.
(5)  Nominee for Director.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the 2002 Option Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder or the number of shares of Common Stock represented by each outstanding option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the 2002 Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to options, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the 2002 Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 2002 Option Plan as the 2002 Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the 2002 Option Committee which would cause Incentive Stock Options granted pursuant to the 2002 Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the 2002 Optionee.

         The 2002 Option Committee will at all times have the power to accelerate the exercise date of all options granted under the 2002 Option Plan. In the case of a Change in Control of the Company as determined by the 2002 Option Committee, all outstanding options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements set forth under 12 C.F.R. ss.574.3(c)(1)(vi).

         In the event of a Change in Control, the 2002 Option Committee and the Board of Directors will take one or more of the following actions to be effective  as of the date of such  Change  in  Control:  (i)  provide  that such options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding Company (or an affiliate thereof), provided that: (A) any such Substitute options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act
(collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the 2002 Optionee will receive upon consummation of the Change in Control a cash payment for each option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered options, and (2) the aggregate exercise price of all such surrendered options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the 2002 Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such options held by each 2002 Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered options in exchange for such surrendered options.

         The power of the 2002 Option Committee to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options. The power of the 2002 Option Committee to make adjustments in connection with the 2002 Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the 2002 Option Committee to adapt the 2002 Option Plan to operate in changed circumstances, to adjust the 2002 Option Plan to fit a smaller or larger institution, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the 2002 Option Committee also has an anti-takeover effect, by allowing the 2002 Option Committee to adjust the 2002 Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the 2002 Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the 2002 Option Plan specifically for anti-takeover purposes. The 2002 Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of options could choose to exercise such options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 2002 Option Plan

         The Board of  Directors  may  alter,  suspend or  discontinue  the 2002
Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 2002 Option Plan, materially increase the benefits accruing to 2002 Optionees under the 2002 Option Plan or materially modify the requirements for eligibility for participation in the 2002 Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the 2002 Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the 2002 Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 2002 Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 314,795 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 5.4%. The Company can avoid dilution resulting from awards under the 2002 Option Plan by delivering shares repurchased in the open market upon the exercise of options.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the 2002 Option Plan will have the following consequences:

1. The grant of an option will not by itself result in the recognition of taxable income to a 2002 Optionee nor entitle the Company to a tax deduction at the time of such grant.

2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to a 2002 Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the Fair Market Value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for a 2002 Optionee. A 2002 Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the 2002 Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the 2002 Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the option.

4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by a 2002 Optionee at the time the optionee recognizes such ordinary income.

5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the 2002 Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of options would not be limited by
     Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an option under the 2002 Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the 2002 Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the 2002 Option Plan is being sought to qualify the 2002 Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable 2002 Optionees to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the

1934 Act, to meet the requirements under the rules of the Nasdaq National Market for continued listing of the Company's Common Stock, and to meet the requirements for the tax-deductibility of certain compensation items under
Section 162(m) of the Code. An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder ratification of this Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 2002 OPTION PLAN.

--------------------------------------------------------------------------------
                   PROPOSAL III - RATIFICATION OF THE 2002 RSP
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company and the Bank have adopted the 2002 RSP as a method of providing directors, officers, and employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The Bank will contribute sufficient funds to the 2002 RSP to purchase up to 125,918 shares of Common Stock representing up to 2.3% of the aggregate number of shares presently outstanding. Alternatively, the 2002 RSP may purchase authorized but unissued shares of Common Stock or treasury shares from the Company. All of the Common Stock to be purchased by the 2002 RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the 2002 RSP will be made in recognition of expected future services to the Bank by its directors, officers and employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the 2002 RSP which is qualified in its entirety by reference to the complete provisions of the 2002 RSP which is attached hereto as Appendix B.

Awards Under the 2002 RSP

         Benefits under the 2002 RSP ("2002 Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "2002 RSP Committee") appointed by the Bank's Board of Directors. The 2002 RSP is managed by trustees (the "2002 RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the 2002 RSP (the "2002 RSP Trust"). Unless the terms of the 2002 RSP or the 2002 RSP Committee specifies otherwise, awards under the 2002 RSP will be earned and non-forfeitable at the rate of twenty percent (20%) of such awards on September 30, 2002, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on 2002 Plan Share Awards that are not yet earned shall be paid to the holder of an award as compensation within 30 days of the applicable dividend payment date. Any shares held by the 2002 RSP Trust which are not yet earned shall be voted by the 2002 RSP Trustees, as directed by the 2002 RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability or a Change in Control (as such term is defined in the 2002 RSP) of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability or a Change in Control of the Company or the Bank all restrictions expire and all shares allocated shall become unrestricted. The 2002 Plan Share Awards to directors shall be immediately non-forfeitable in the event of the death, disability or a Change in Control of the Company or the Bank, of such director and distributed as soon as practicable thereafter. The Board of Directors can terminate the 2002 RSP at any time, and if it does so, any shares not allocated will revert to the Bank. The 2002 Plan Share Awards under the 2002 RSP will be determined by the 2002 RSP Committee. In no event shall any individual receive 2002 Plan Share Awards in excess of 25% of the aggregate Common Stock authorized under the 2002 RSP ("2002 Plan Share Reserve").

         The aggregate number of 2002 Plan Shares available for issuance pursuant to the 2002 Plan Share Awards and the number of shares to which any 2002 Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the 2002 RSP, resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the anticipated award of Common Stock under the 2002 RSP upon stockholder ratification of the 2002 RSP as authorized pursuant to the terms of the 2002 RSP or the anticipated actions of the 2002 RSP Committee.


                                NEW PLAN BENEFITS
                                    2002 RSP
                                -----------------
                                                                        Number of Shares
Name and Position                               Dollar Value ($) (1)     to be Granted
-----------------                               --------------------     -------------
Gregory C. Wilkes, President,
 CEO and Director (4).........................       $406,000               25,000(2)
Don A. Burdett, Senior Vice President.........        194,880               12,000(2)
Kerry P. Charlet, Senior Vice President
 and Chief Financial Officer..................        292,320               18,000(2)
William H. Cloyd, Senior Vice President
 and Senior Lending Officer...................        243,600               15,000(2)
Arthur J. Rowbotham, Director (4).............        101,500                6,250(2)
Llewellyn N. Belcourt, Director (4)...........        101,500                6,250(2)
G.F. Zimmermann, III, Director (4)............        101,500                6,250(2)
Executive Group (5 persons)...................      1,144,920               70,500(2)
Non-Executive Director Group
 (6 persons)..................................        609,000               37,500(2)
Non-Executive Officer Employee Group..........        276,080               17,000(3)


----------------
(1) These values are based on the closing market price for the Common Stock as reported on the Nasdaq National Market on December 10, 2001, which was $16.24 per share. The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.
(2) The plan share awards shall be earned at the rate of 331/3% on September 30, 2002 and 331/3% annually thereafter unless otherwise noted. All awards shall become immediately 100% vested upon death or disability or termination of service following a Change in Control of the Company or the Bank. 2002 Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3) The plan share awards shall be earned at the rate of 20% on September 30, 2002 and 20% annually thereafter.
(4)  Nominee for Director.

Amendment and Termination of the 2002 RSP

         The Board may amend or terminate the 2002 RSP at any time. However, no action of the Board may increase the maximum number of 2002 Plan Shares permitted to be awarded under the 2002 RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to participants under the 2002 RSP or materially modify the requirements for eligibility for participation in the 2002 RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the 2002 RSP

         It is the Company's present intention to fund the 2002 RSP through open-market purchases of Common Stock, which will cause no dilutive effect. The 2002 RSP provides, however, that Common Stock to be awarded may be acquired by the 2002 RSP through open-market purchases or from authorized but unissued shares  of Common  Stock  from the  Company.  In that  stockholders  do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund 2002 Plan Share Awards, the interests of current stockholders may be diluted. If all 2002 Plan Share Awards are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 2.2%.

Federal Income Tax Consequences

         Common Stock awarded under the 2002 RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such 2002 Plan Share Award to elect to include in gross income for the current taxable year the Fair Market Value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Bank will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of 2002 Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a 2002 Plan Share Award may elect to have a portion of such award withheld by the 2002 RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Bank will recognize compensation expense in the amount of the Fair Market Value of the Common Stock subject to 2002 Plan Share Awards at the grant date pro rata over the period of years during which the 2002 Plan Share Awards are earned.

Stockholder Ratification

         The 2002 RSP and awards made thereunder will not be effective until receipt of stockholder ratification of Proposal III. Stockholder ratification of the 2002 RSP is being sought to enable recipients of 2002 Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act and to meet the rules of the Nasdaq National Market for continued listing of the Company's Common Stock. The affirmative vote of holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder ratification of this Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 2002 RSP.

--------------------------------------------------------------------------------
               PROPOSAL IV - RATIFICATION OF THE 1999 OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors adopted the 1999 Option Plan and the Company's stockholders approved the 1999 Option Plan at a special meeting of stockholders on October 19, 1999 (the "Effective Date"). There have been no changes made to the 1999 Option Plan since it was originally adopted by the Board of Directors and approved by stockholders of the Company on October 19, 1999. The 1999 Option Plan is being resubmitted to stockholders of the Company for ratification at this time to comply with Office of Thrift Supervision ("OTS") interpretive letters, as discussed below.

         Pursuant to the 1999 Option Plan, up to 279,064 shares of Common Stock (representing up to 5.0% of the total Common Stock of the Company) are reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, employees, and other persons from time to time. The purpose of the 1999 Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, employees and other persons to promote the success of the business of the Company and the Bank.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the 1999 Option Plan contains certain restrictions and limitations. The 1999 Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the 1999 Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the 1999 Option Plan (as previously approved by the stockholders on October 19, 1999) as a means of complying with the OTS interpretive letters.

         Ratification of the 1999 Option Plan does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the 1999 Option Plan, or otherwise amend or modify the terms of the 1999 Option Plan. In the event that the 1999 Option Plan is not ratified by stockholders at the Meeting, the 1999 Option Plan will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

         The 1999 Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1999 Option Plan (the "Optionees"). Each option granted pursuant to the 1999 Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1999 Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the 1999 Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 1999 Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1999 Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the 1999 Option Plan requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such terms are defined in the 1999 Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the 1999 Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the 1999 Option Plan, upon a Change in Control, all options previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Any cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The 1999 Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the 1999 Option Plan.

Awards Under the 1999 Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, employees and other persons who shall be granted options under the 1999 Option Plan, the number of options to be granted to any participant, and whether options granted to each such 1999 Option Plan participant shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting participants and in determining the number of shares of Common Stock subject to options to be granted to each such participant, the Board or the Option Committee may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall shares of Common Stock subject to options granted to non-employee directors in the aggregate under the 1999 Option Plan exceed more than 30% of the total number of shares of Common Stock authorized for delivery under the 1999 Option Plan, and no more than 5% of total shares of Common Stock may be awarded to any individual non-employee director. In no event shall shares of Common Stock subject to options granted to any employee exceed more than 25% of the total number of shares of Common Stock authorized for delivery under the 1999 Option Plan.

         The table below presents information related to options previously awarded by the Company under the 1999 Option Plan. Ratification of the 1999 Option Plan does not impact the number of options previously awarded. Stockholder ratification of the 1999 Option Plan confirms the provisions of the 1999 Option Plan previously approved by stockholders of the Company. In accordance with the 1999 Option Plan, all outstanding options shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                           PREVIOUSLY AWARDED BENEFITS
                           UNDER THE 1999 OPTION PLAN
                           --------------------------
                                                         Number of Options
Name and Position                                   Previously Granted (1)(2)(3)
-----------------                                   ----------------------------

Gregory C. Wilkes, President, CEO and Director (4)...         65,832
Don A. Burdett, Senior Vice President................         18,061
Kerry P. Charlet, Senior Vice President and
   Chief Financial Officer...........................         33,543
William H. Cloyd, Senior Vice President and
    Senior Lending Officer...........................         25,802
Arthur J. Rowbotham, Director (4)....................             --
Llewellyn N. Belcourt, Director (4)..................         11,147
G.F. Zimmermann, III, Director (4)...................         11,147
Executive Group (5 persons)..........................        153,559
Non-Executive Director Group (4 persons).............         44,584
Non-Executive Officer Employee Group (30 persons)....         46,956

---------------
(1) The exercise price of the options was set on the date of stockholder approval of the 1999 Option Plan on October 19, 1999. As adjusted for the Exchange Ratio of 1.0321 shares in the Conversion, the exercise price is $8.24. The exact dollar value of the options will equal the last reported sales price of the Common Stock on the date the option is exercised less the exercise price. As of September 30, 2001, the last reported sale price of the Common Stock was $16.71 per share.
(2) Awards shall be 100% exercisable in the event of death, disability, or upon a Change in Control of the Company or the Bank (subject to stockholder ratification of Proposal II). Options awarded to officers and employees are first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during periods of continued service as an employee, director or director emeritus. Options awarded to employees shall continue to be exercisable during continued service as an employee, director or director emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options. Options awarded to directors are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus.
(3) All option awards presented herein have been adjusted to reflect the Exchange Ratio of 1.0321 shares in the Conversion.
(4)  Nominee for Director.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder or the number of shares of Common Stock represented by each outstanding option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1999 Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the 1999 Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         The power of the Option Committee to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options. The power of the Option Committee to make adjustments in connection with the 1999 Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1999 Option Plan to operate in changed circumstances, to adjust the 1999 Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti- takeover effect, by allowing the Option Committee to adjust the 1999 Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Common Stock, and to possibly decrease the number of options available to new management of the Company.

Amendment and Termination of the 1999 Option Plan

         The Board of  Directors  may  alter,  suspend or  discontinue  the 1999
Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1999 Option Plan, materially increase the benefits accruing to Optionees under the 1999 Option Plan or materially modify the requirements for eligibility for participation in the 1999 Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the 1999 Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the 1999 Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 1999 Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 279,064 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 4.8%. Ratification of the 1999 Option Plan does not increase the maximum number of shares issuable under the 1999 Option Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the 1999 Option Plan will have the following consequences:

          1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the 1999 Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an option under the 1999 Option Plan currently require any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the 1999 Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the 1999 Option Plan is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the 1999 Option Plan, submitted as Proposal IV.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                     RATIFICATION OF THE 1999 OPTION PLAN.       ---

--------------------------------------------------------------------------------
                    PROPOSAL V - RATIFICATION OF THE 1999 RSP
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company and the Bank previously adopted the 1999 RSP as a method of providing directors, officers, and employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. There have been no changes made to the 1999 RSP since it was originally adopted by the Board of Directors and approved by stockholders of the Company on October 19, 1999. The 1999 RSP is being resubmitted to stockholders of the Company for ratification at this time to comply with OTS interpretive letters, as discussed below.

         As previously approved by stockholders of the Company on October 19, 1999, the Bank contributed sufficient funds to the 1999 RSP to purchase 111,625 shares of Common Stock. All of the Common Stock purchased by the 1999 RSP was purchased at the Fair Market Value of such stock on the date of purchase. Awards under the 1999 RSP were made in recognition of expected future services to the Bank by its directors, officers and employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the 1999 RSP contains certain restrictions and limitations. The 1999 RSP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five- year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the 1999 RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the 1999 RSP (as previously approved by the stockholders on October 19, 1999) as a means of complying with the OTS interpretive letters.

         Ratification of the 1999 RSP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the 1999 RSP, or otherwise amend or modify the terms of the 1999 RSP. In the event that the 1999 RSP is not ratified by stockholders at the Meeting, the 1999 RSP will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the 1999 RSP

         Currently, the 1999 RSP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with accelerated vesting upon death or disability or a Change in Control); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the 1999 RSP at the Meeting will conform the acceleration of vesting of Awards upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the 1999 RSP, upon a Change in Control, all Awards previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         Benefits under the 1999 RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than three directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The 1999 RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the 1999 RSP (the "RSP Trust"). Unless the terms of the 1999 RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a Change in Control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such Change in Control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a Change in Control of the Company or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the 1999 RSP at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the 1999 RSP will be determined by the RSP Committee. In no event shall any employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the 1999 RSP ("Plan Share Reserve"). Plan Share Awards may be granted to newly elected or appointed non-employee directors of the Bank subsequent to the effective date (as defined in the 1999 RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the 1999 RSP or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the 1999 RSP) of the 1999 RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the 1999 RSP as authorized pursuant to the terms of the 1999 RSP. Ratification of such 1999 RSP does not change the number of shares awarded or other terms. Such ratification of the 1999 RSP confirms the provisions of the 1999 RSP previously approved by the stockholders of the Company.

                             PRIOR AWARDS UNDER THE
                                    1999 RSP
                             ----------------------
                                                           Number of Shares
Name and Position                                        to be Granted (1)(2)(3)
-----------------                                        -----------------------

Gregory C. Wilkes, President, CEO and Director (4)..........       27,906
Don A. Burdett, Senior Vice President.......................       10,321
Kerry P. Charlet, Senior Vice President and
   Chief Financial Officer..................................       18,578
William H. Cloyd, Senior Vice President and
    Senior Lending Officer..................................       15,482
Arthur J. Rowbotham, Director (4)...........................           --
Llewellyn N. Belcourt, Director (4).........................        4,784
G.F. Zimmermann, III, Director (4)..........................        4,784
Executive Group (5 persons).................................       77,964
Non-Executive Director Group (4 persons)....................       19,136
Non-Executive Officer Employee Group........................           --

-------------
(1) The exact dollar value of the shares of Common Stock granted will equal the last reported sales price of the Common Stock as reported on the Nasdaq National Market on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable. The last reported sale price for the Common Stock on September 30, 2001, was $16.71 per share.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% one year from date of grant, and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a Change in Control. Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3) All Plan Share Awards presented herein have been adjusted to reflect the Exchange Ratio of 1.0321 shares in the Conversion.
(4)  Nominee for Director.

Amendment and Termination of the 1999 RSP

         The Board may amend or terminate the 1999 RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the 1999 RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to participants under the 1999 RSP or materially modify the requirements for eligibility for participation in the 1999 RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effect of the 1999 RSP

         In the event that the 1999 RSP is not ratified at the Meeting, the RSP will nevertheless remain in effect. Because shares for awards under the 1999 RSP have already been purchased in the market, current shareholders will suffer no ownership dilution. However, in the event the 1999 RSP is ratified and a Change in Control of the Company occurs prior to the time that shares that have been awarded pursuant to the 1999 RSP would otherwise vest, the aggregate purchase price received by stockholders could be effectively reduced by the value of shares that vest solely because of the Change in Control. The Company currently has no plan in place that will result in a Change in Control.

Federal Income Tax Consequences

         Common Stock awarded under the 1999 RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Bank will recognize compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the 1999 RSP to stockholders for ratification in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the 1999 RSP, submitted as Proposal V.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                          RATIFICATION OF THE 1999 RSP.

--------------------------------------------------------------------------------
          PROPOSAL VI - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         At  the  meeting,   stockholders   will  consider  and  vote  upon  the
appointment of independent public accountants for the fiscal year ending September 30, 2002. Hacker, Johnson & Smith was the Company's independent public accountants for the fiscal year ended September 30, 2001. The Board of Directors has approved the selection of Hacker, Johnson & Smith as its independent public accountants for the fiscal year ending September 30, 2002, subject to ratification by the Company's stockholders. A representative of Hacker, Johnson & Smith is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         On May 22, 2001, the Board of Directors the Company terminated the services of KPMG LLP ("KPMG"). At the same meeting the Board of Directors selected the accounting firm of Hacker, Johnson & Smith as independent public accountants for the September 30, 2001 year. The determination to replace KPMG was recommended by the Audit Committee and approved by the full Board of Directors of the Company. The Company's decisions were effective on May 22, 2001.

         KPMG audited the consolidated financial statements of the Company's predecessor, FloridaFirst Bancorp, for the years ended September 30, 2000 and 1999. The Company and FloridaFirst Bancorp are hereinafter referred to as the "Company." KPMG's report on the financial statements for the last two fiscal years of the Company did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended September 30, 2000 and 1999 and the subsequent interim period October 1, 2000 to May 22, 2001, there were no disagreements between the Company and KPMG on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS REQUIRES THE APPROVAL OF A MAJORITY OF THE VOTES CAST, AFFIRMATIVELY OR NEGATIVELY BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF HACKER, JOHNSON & SMITH AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

--------------------------------------------------------------------------------
                    2003 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2003, all stockholder proposals must be submitted to the Secretary at the Company's office, 205 East Orange Street, Lakeland, Florida 33801-4611, on or before August 22, 2002. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2003 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than November 29, 2002.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FLORIDAFIRST BANCORP, INC., 205 EAST ORANGE STREET, LAKELAND, FLORIDA 33801-4611.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Kerry P. Charlet
                                              ----------------------------------
                                              Kerry P. Charlet
                                              Secretary



Lakeland, Florida
December 21, 2001

                                                                      APPENDIX A

                           FLORIDAFIRST BANCORP, INC.

                             2002 STOCK OPTION PLAN


         1. Purpose of the Plan. The Plan shall be known as the FLORIDAFIRST BANCORP, INC. ("Company") 2002 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  "Bank"  shall  mean   FloridaFirst   Bank,  or  any  successor
corporation thereto.

                  "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  "Common Stock" shall mean common stock of the Company, or any successor or parent corporation thereto.

                  "Company" shall mean the FloridaFirst Bancorp, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date specified in Section 15 hereof.

                  "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any Director, Director Emeritus, officer or employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  "Plan" shall mean the FloridaFirst Bancorp, Inc. 2002 Stock Option Plan.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

         3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 314,795 Shares. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4.       Six Month Holding Period.

                  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

          5.      Administration of the Plan.

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the

Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                     The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)   Effect   of   Committee's   Decision.   All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

         6.       Eligibility for Awards and Limitations.

                  (a) The  Committee  shall  from  time to  time  determine  the officers, Directors, Directors Emeritus, employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this
Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to any Participant exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

         7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

         8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      Option Price.

                           (i) The price per Share at which each Incentive Stock
Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii) In the case of an Employee who owns Common Stock
representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable as of the date of grant of such Options.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the

Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Options Granted to Directors. Non-Incentive Stock Options to purchase 15,750 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. One-third of such Options granted as of the Effective Date shall be first exercisable as of September 30, 2002, and an additional one-third annually thereafter. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                  (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable as of the date of grant of such Options.

                  (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award, but in either case only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award.

         12. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                           (i)    provide that such Options shall be assumed, or
equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                           (ii)   in  the event of a transaction under the terms
of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                           (i)    appropriately adjust the number of  Shares  of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii)   cancel  any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                           (iii)  make such other adjustments in connection with
the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                           Except  as  expressly  provided in Sections 13(a) and
13(b), no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. Effective Date. The Plan shall become effective upon the date of ratification of the Plan by the stockholders of the Company. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder ratification of the Plan.

         16. Ratification by Stockholders. The Plan shall be ratified by stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         18.      Amendment and Termination of the Plan.

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

                  (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                  (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

                  (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Bank or other Subsidiaries.

         23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Florida, except to the extent that federal law shall be deemed to apply.

                                                                      APPENDIX B

                                FloridaFirst Bank
                           2002 Restricted Stock Plan
                               and Trust Agreement

                                    Article I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 FloridaFirst Bank ("Bank") hereby establishes the 2002 Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2002 Restricted Stock Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II
                                   ----------

                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries, by providing such personnel of the Bank and its subsidiaries with an equity interest in the parent corporation of the Bank, FloridaFirst Bancorp, Inc. ("Parent"), as compensation for their prior and anticipated future professional contributions and service to the Bank and its subsidiaries.

                                   Article III
                                   -----------

                                   DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Bank" means FloridaFirst Bank, and any successor corporation thereto.

         "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

         "Board" means the Board of Directors of the Bank, or any successor corporation thereto.

         "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Parent, Bank or its Subsidiaries.

         "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Parent or Bank; (ii) the merger or recapitalization of the Parent or the Bank whereby the Parent or Bank is not the surviving entity; (iii) a change in control of the Parent or Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent or Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent or Bank by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

         "Committee" means the Board of Directors of the Bank or the Restricted Stock Plan Committee appointed by the Board of Directors of the Bank pursuant to
Article IV hereof.

         "Common Stock" means shares of the common stock of the Parent, or any successor corporation or parent thereto.

         "Director" means a member of the Board of the Bank.

         "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Bank or the Parent from time to time.

         "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his current capacity as determined by the Committee.

         "Employee" means any person who is employed by the Bank or a Subsidiary.

         "Effective Date" shall mean the date of stockholder ratification of the Plan by the Parent's stockholders.

         "Parent" shall mean FloridaFirst Bancorp, Inc., the parent corporation of the Bank.

         "Participant" means an Employee, Director or Director Emeritus who receives a Plan Share Award under the Plan.

         "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

         "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

         "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

         "Subsidiary" means those subsidiaries of the Bank which, with the consent of the Board, agree to participate in this Plan.

         "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   Article IV
                                   ----------

                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Board of Directors of the Bank or a Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

         4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

         4.03 Limitation on Liability. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Parent and the Bank shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Parent, the Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Notwithstanding anything herein to the contrary, in no event shall the Bank take any actions with respect to this Section 4.03 which is not in compliance with the limitations or requirements set forth at 12 CFR 545.121, as may be amended from time to time.

                                    Article V
                                    ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

         5.01 Amount and Timing of Contributions. The Board of Directors of the Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust established under this Plan. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

         5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

         5.03 Investment of Trust Assets. Following ratification of the Plan by stockholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust's assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 125,918 shares of Common Stock. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Parent sufficient to fund the Plan Share Reserve.

         5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   Article VI
                                   ----------

                            ELIGIBILITY; ALLOCATIONS

         6.01 Eligibility. Employees are eligible to receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

         6.02 Allocations. The Committee will determine which of the Employees will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Charter or Bylaws of the Bank or its Parent or Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting those Employees and Directors Emeritus to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Employees, the value of their prior and anticipated future services to the Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

         6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 Allocations Not Required. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Bank at any time, and cease issuing Plan Share Awards.

         6.05 Awards to Directors. Notwithstanding anything herein to the contrary, upon the Effective Date, a Plan Share Award consisting of 6,250 Plan Shares shall be awarded to each Director of the Bank that is not otherwise an Employee. Such Plan Share Award shall be earned and non-forfeitable at the rate of one-third as of September 30, 2002 and an additional one-third following each of the next two successive years during such periods of service as a Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus. Further, such Plan Share Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Bank or Parent. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Bank by the Committee.

                                   Article VII
                                   -----------

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earnings Plan Shares; Forfeitures.

         (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period.

         (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Parent, Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

         (c) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Parent, Bank or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Parent, Bank or Subsidiary and shall be distributed as soon as practicable thereafter.

         (d)   Exception   for   Termination   after  a   Change   in   Control.
Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Parent or Bank and shall be distributed as soon as practicable thereafter.

         7.02 Accrual and Payment of Dividends. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such cash dividend amounts shall be paid out within 30 days of the applicable dividend payment date.

         7.03     Distribution of Plan Shares.

         (a)  Timing of  Distributions:  General  Rule.  Except as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

         (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Parent shall be acquired for cash, all earned Plan Shares associated with Plan Share Awards, together with any shares representing stock dividends associated with earned Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

         (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Parent, Bank or Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

         (d) Timing: Exception for 10% Shareholders.  Notwithstanding Subsection
(a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock held by parties other than Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Parent. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

         (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Parent by such vote, if any, as may be required by applicable law and regulations.

         7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants have not yet earned and are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  Article VIII
                                  ------------

                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.


         8.02 Management of Trust. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

         (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Bank earnings of the Trust attributable to the Plan Share Reserve.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

         8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Bank.

         8.06 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Parent and the Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   Article IX
                                   ----------

                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Parent.

         9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Parent all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Parent.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, Bank, or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Parent, Bank, or a Subsidiary thereof.

         9.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

         9.06 Governing Law. The Plan and Trust shall be governed by and construed under the laws of the State of Florida, except to the extent that Federal Law shall be deemed applicable.

         9.07 Effective Date. The Plan shall be effective as of the date of ratification of the Plan by stockholders of the Parent, subject to the receipt of approval or non-objection by the OTS or other applicable banking regulator, if applicable.

         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         9.09 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Bank under the provisions of
Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

                                                                      APPENDIX C

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                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
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                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 29, 2002
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         The undersigned  hereby appoints the Board of Directors of FloridaFirst
Bancorp,   Inc.  (the  "Company"),   or  its  designee,   with  full  powers  of
substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at 205 East Orange Street, Lakeland, Florida, on Tuesday, January 29, 2002 at 8:30 a.m., Eastern Time, and at any and all adjournments thereof, in the following manner:

                                                                            FOR  WITHHELD
                                                                            ---  --------
         I.       To elect four directors as listed below
                  with terms to expire during the year listed.

                  Arthur J. Rowbotham (2002)                                [_]     [_]
                  Llewellyn N. Belcourt (2004)                              [_]     [_]
                  Gregory C. Wilkes (2004)                                  [_]     [_]
                  G.F. Zimmermann, III (2004)                               [_]     [_]

         INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee(s)' name(s) on the line below.

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
                                                                            FOR   AGAINST    ABSTAIN
                                                                            ---   -------    -------
         II.      The ratification of the FloridaFirst Bancorp, Inc.
                  2002 Stock Option Plan.                                   [_]     [_]        [_]

         III.     The ratification of the FloridaFirst Bank
                  2002 Restricted Stock Plan.                               [_]     [_]        [_]

         IV.      The ratification of the FloridaFirst Bancorp, Inc.
                  1999 Stock Option Plan.                                   [_]     [_]        [_]

         V.       The ratification of the FloridaFirst Bank
                  1999 Restricted Stock Plan.                               [_]     [_]        [_]

         VI.      To ratify the appointment of Hacker,
                  Johnson & Smith PA as independent
                  public accountants of the Company for
                  the fiscal year ending September 30, 2002.                [_]     [_]        [_]

         The Board of Directors  recommends a vote "FOR" all of the above listed
propositions.                                       ---

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated December 21, 2001.


                                         [_]     Please check here if you
Dated:                                           plan to attend the Meeting.



-----------------------------------       --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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